CEA Acquisition Corporation
                                        (a corporation in the development stage)





                                                            Financial Statements
         For the Periods from October 14, 2003 (inception) to February 19, 2004,
                                            January 1, 2004 to February 19, 2004
                                 October 14, 2003 (inception) to December 31 and
                                October 14, 2003 (Inception) to October 31, 2003

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)



      Report of Independent Certified Public Accountants                     3


      Financial Statements

          Balance Sheets                                                     4
          Statements of Operations                                           5
          Statements of Stockholders' Equity                                 6
          Statements of Cash Flows                                           7


      Notes to Financial Statements                                       8-11

Report of Independent Certified Public Accountants

CEA Acquisition Corporation
Tampa, Florida


We have audited the accompanying balance sheets of CEA Acquisition Corporation (a corporation in the development stage) as of February 19, 2004, December 31, 2003 and October 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the periods from October 14, 2003 (inception) to February 19, 2004, January 1, 2004 to February 19, 2004, October 14, 2003 (inception) to December 31, 2003 and October 14, 2003 (inception) to October 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CEA Acquisition Corporation as of February 19, 2004, December 31, 2003 and October 31, 2003, and the results of its operations and its cash flows for the periods from October 14, 2003 (inception) to February 19, 2004, January 1, 2004 to February 19, 2004, October 14, 2003 (inception) to December 31, 2003 and October 14, 2003 (inception) to October 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


BDO Seidman, LLP

February 19, 2004

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets

--------------------------------------------------------------------------------


                                                              February 19,        December 31,            October 31,
                                                                 2004               2003                     2003
Assets
Current assets:
     Cash                                                     $     993,676       $       238             $   51,086
     Cash held in Trust Fund (Note 1)                            20,527,500                -                       -
                                                              -------------       -----------             ----------
          Total current assets                                   21,521,176               238                 51,086
Deferred registration costs                                               -            97,715                 33,914
                                                              -------------       -----------             ----------
Total assets                                                  $  21,521,176       $    97,953             $   85,000
                                                              =============       ===========             ==========

Liabilities and Stockholders' Equity
Current liabilities:
     Accrued expenses                                         $      25,017                 -                      -
     Note payable, stockholder (Note 3)                              94,300            73,100                 60,000
                                                              -------------       -----------             ----------
         Total current liabilities                                  119,317            73,100                 60,000
                                                              -------------       -----------             ----------
Common stock, subject to possible redemption,
     804,598 shares at redemption value (Note 1)                  4,103,450                 -                      -
                                                              -------------       -----------             ----------
Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 20,000,000 shares
          Issued and outstanding 4,900,000 shares
               (which includes 804,598 subject to
               possible redemption), 875,000 and
               875,000, respectively                                    490                87                     87
     Additional paid-in capital                                  17,311,060            24,913                 24,913
     Deficit accumulated during development stage                   (13,141)             (147)                     -
                                                              -------------       -----------             ----------
          Total stockholders' equity                             17,298,409            24,853                 25,000
                                                              -------------       -----------             ----------
Total liabilities and stockholders' equity                    $  21,521,176       $    97,953             $   85,000
                                                              =============       ===========             ==========



                 See accompanying notes to financial statements.

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                         Statement of Operations

--------------------------------------------------------------------------------




                                                         Period from        Period from          Period from         Period from
                                                     October 14, 2003     January 1, 2004      October 14, 2003    October 14, 2003
                                                      (inception) to            to              (inception) to      (inception) to
                                                     February 19, 2004    February 19, 2004    December 31, 2003   October 31, 2003

Expenses:

    General and administrative expenses             $             13,141  $          12,994    $             147   $             --
                                                    --------------------  -----------------    -----------------   ----------------

Net loss for the period                             $            (13,141) $         (12,994)   $            (147)  $             --
                                                    --------------------  -----------------    -----------------   ----------------

Basic and fully diluted net loss per share                                $            (.01)   $             .00   $            .00
                                                                          -----------------    -----------------   ----------------

Weighted average common shares outstanding                                          955,500              875,000            875,000
                                                                          -----------------    -----------------   ----------------



                 See accompanying notes to financial statements.

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity

--------------------------------------------------------------------------------


                                                Preferred Stock      Common Stock      Additional   Deficit accumulated
                                                ---------------    ----------------     Paid-In         during the
                                                Shares   Amount    Shares    Amount     Capital        development stage     Total
----------------------------------------------------------------------------------------------------------------------------------
Balance, October 14, 2003 (inception)           -----    $ ----    -----     $ ----    $  ----       $         ---          $  ---

Sale of 875,000 shares of common stock to
     initial stockholders                       -----      ----   875,000       87      24,913                 ---           25,000

----------------------------------------------------------------------------------------------------------------------------------
Balance, October 31, 2003                       -----      ----   875,000       87      24,913                 ---          25,000

Net loss for the period                         -----      ----    ----        ----       ----                (147)           (147)

----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                      -----      ----   875,000       87      24,913                (147)         24,853

Sale of 4,025,000 units, net of underwriters'
   discount and offering expenses (includes
   804,598 shares subject to possible           -----      ----  4,025,000     403     17,286,147              ---      17,286,550
   redemption)

Net loss for the period                         -----      ----     ----       ---        ----              (12,994)       (12,994)

----------------------------------------------------------------------------------------------------------------------------------
Balance, February 19, 2004                      -----      ----  4,900,000     490     17,311,060           (13,141)    17,298,409
                                                =====      ====  =========     ===     ==========           =======     ==========
----------------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Cash Flows

--------------------------------------------------------------------------------


                                                             October 14, 2003       January 1       October 14         October 14
                                                             (inception) to            to        (inception) to       (inception) to
                                                             February 19, 2004    February 19,     December 31,         October 31,
                                                                                       2004            2003              2003
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss                                              $       (13,141)     $    (12,994)   $         (147)     $          --
                                                             ---------------      ------------    --------------      -------------
           Net cash used in operating activities                     (13,141)          (12,994)             (147)                --
                                                             ---------------      ------------    --------------      -------------

Cash Flows from Investing Activities
     Cash held in Trust Fund                                     (20,527,500)      (20,527,500)               --                 --
                                                             ---------------      ------------    --------------      -------------
           Net cash used in investing activities                 (20,527,500)      (20,527,500)               --                 --
                                                             ---------------      ------------    --------------      -------------

Cash Flows from Financing Activities
     Increase in accrued expenses                                     25,017            25,017
     Proceeds from public offering of 4,025,000 units
          net of underwriters' discount,
          offering expenses and registration costs                21,390,000        21,487,715           (97,715)           (33,914)
     Proceeds from sale of shares of common
          stock to initial stockholders                               25,000                --            25,000             25,000
     Proceeds from note payable, stockholder                          94,300            21,200            73,100             60,000
                                                             ---------------      ------------    --------------      -------------
           Net cash provided by financing activities              21,534,317        21,533,932               385             85,000
                                                             ---------------      ------------    --------------      -------------

Net increase in cash                                         $       993,676           993,438               238             51,086
Cash at beginning of the period                                           --               238                --                 --
                                                             ---------------      ------------    --------------      -------------
Cash at end of the period                                    $       993,676      $    993,676    $          238      $      51,086
                                                             ---------------      ------------    --------------      -------------


                 See accompanying notes to financial statements.

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------


1.  Organization    CEA Acquisition  Corporation ("Company") was incorporated in
    and             Delaware on October 14, 2003 as a blank check  company,  the
    Business        objective  of which is to acquire an  operating  business in
    Operations      the entertainment,  media and communications  industry.  The
                    Company's initial stockholders purchased 875,000 common shares, $.0001 par value, for $25,000 on October 23, 2003.
                    All  activity  from  October  14, 2003  (inception)  through
                    February 19, 2004 relates to the Company's formation and initial public offering. The Company has selected December
                    31, as its fiscal year-end.

                    The registration statement for the Company's initial public offering ("Offering") was effective February 12, 2004. The Company consummated the offering on February 19, 2004 and net proceeds of $21,390,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with a operating business in the entertainment, media and communications industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $20,527,500 of the net proceeds is being held in an interest bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds will only be invested in United States government securities (treasury bills) with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                    The Company,  after  signing a definitive  agreement for the
                    acquisition   of  a  target   business,   will  submit  such
                    transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------



                    Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 875,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                    With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible redemption in the accompanying February 19, 2004 balance sheet.

                    The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2.  Offering        On February  19,  2004,  the Company  sold  4,025,000  units
                    ("Units") in the Offering, which included all of the 525,000
                    Units  subject to the  underwriters'  overallotment  option.
                    Each  Unit  consists  of one share of the  Company's  common stock,  $.0001 par value,  and two  Redeemable  Common Stock
                    Purchase  Warrants  ("Warrants").  Each Warrant will entitle the holder to purchase  from the Company one share of common stock at an exercise price of $5.00  commencing the later of the  completion  of a  business  combination  with a  target business or one year from the effective date of the Offering and expiring four years from the date of the prospectus. The
                    Warrants  will be  redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants  become  exercisable, only in the  event  that the last sale  price of the  common stock is at least  $8.50 per share for any 20  trading  days within a 30 trading day period ending on the third day prior
                    to  date  on  which  notice  of  redemption  is  given.   In
                    connection with this Offering, the Company issued an option for $100 to the representative of the underwriters to purchase 350,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.40 per share.


3. Note Payable, The Company issued a $60,000 unsecured non-interest bearing Stockholder promissory note to a stockholder on October 22, 2003. The stockholder advanced additional amounts aggregating $34,300 through February 19, 2004. The note is payable on the earlier of October 21, 2004 or from the net proceeds of the Offering.


4.  Commitment      The Company  presently  occupies office space provided by an affiliate  of an Initial  Stockholder.  Such  affiliate  has agreed that,  until the  acquisition of a target business by the  Company,  it will make such  office  space,  as well as certain office and  secretarial  services,  available to the
                    Company,  as may be  required  by the  Company  from time to time.  The Company has agreed to pay such  affiliate  $7,500 per month for such services commencing on the effective date of the Offering.

5.  Preferred Stock The  Company  is  authorized  to issue  1,000,000  shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

                                                     CEA Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

6.  Common Stock    In January 2004, the Company's Board of Directors authorized a 1.666666 to one forward  stock split of its common  stock.
                    All references in the accompanying financial statements to the numbers of shares have been retroactively restated to reflect the transaction.

                    At February 19, 2004, 9,100,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.